Exhibit 99.1

Wayside Technology Investor Presentation June 2020 Nasdaq:WSTG

Disclaimers This presentation is for informational purposes only and is not an offer to sell securities or a solicitation of an offer to buy any securities and may not be relied upon in connection with the purchase or sale of any security. Sales and offers to sell Wayside Technology Group, Inc. securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable Securities and Exchange Commission (“SEC”) regulations, including the written prospectus requirements. This presentation is proprietary and is intended solely for the information of the persons to whom it is presented. It may not be retained, reproduced or distributed, in whole or in part, by any means (including electronic) without the prior written consent of Wayside Technology Group, Inc.. This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, in this release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding the intent, belief or current expectations of Wayside and members of our management team. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements, including those regarding guidance on future financial results; expectations concerning market opportunities and our ability to capitalize on them; and the amount and timing of the benefits expected from acquisitions, new products or services and other potential sources of additional revenue. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. These risk and uncertainties include, without limitation, the continued acceptance of the Wayside’s distribution channel by vendors and customers, the timely availability and acceptance of new products, product mix, market conditions, contribution of key vendor relationships and support programs, as well as factors that affect the software industry in general and other factors. Currently, one of the most significant factors, however, is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on Wayside, the global economy and financial markets. The extent to which COVID-19 impacts Wayside will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, including the impact on our reseller partners and the end customer markets they serve, among others. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in our filings with the SEC, including our Annual Report on Form 10-K. Actual results may differ materially from those contemplated by the forward-looking statements. We undertake no obligation to update our forward-looking statements to reflect future events or circumstances. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A presentation of and reconciliation to the most directly comparable GAAP financial measure, where such can be done without unreasonable effort, can be found in the appendix to this presentation or on our Web site at www.waysidetechnology.com/investor. This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, we have not independently verified this statistical data.

3 © 2020 Climb Channel Solutions Connecting the World with Emerging Technology

WHO WE ARE Wayside is an IT distributor focused on emerging technologies through its Climb Channel Solutions business We specialize in cloud based and data center technology software, distributing products to 4,000+ partners across the US New management team with decades of IT distribution experience leading company to double digit growth in gross profit & adjusted EBITDA Early stages of establishing Wayside as a leader in the underserved market of emerging technology distribution

THE IT CHANNEL Multiple Routes to Market for IT Products IT Products (Vendors/OEMs) Customers End Users End Users IT Solution Providers, VARs, MSPs IT Products (Vendors/OEMs) End Users IT Solution Providers, VARs, MSPs Distributors IT Products (Vendors/OEMs)

THE PROBLEM EMERGING OEM VENDORS VARS AND END USERS Don’t have the resources to effectively manage sales & logistics “How can we get our products to market faster?” “No one knows who we are.” So many options for technology products New entrants come to market every day “What technology makes the most sense for us?”

A Critical Link in the IT Supply Chain THE SOLUTION ONE STOP SHOPPING FOR OUR CUSTOMERS CREATING AN EFFICIENT ROUTE TO MARKET FOR OUR VENDORS VARS MSPS RETAILERS END USERS Healthcare Government SMB Data Center Enterprise

WHAT WE SELL AND DISTRIBUTE 500+ VENDOR RELATIONSHIPS SOFTWARE AND APPLICATION LIFECYCLE SECURITY CONNECTIVITY STORAGE AND HCI VIRTUALIZATION AND CLOUD DATA MANAGEMENT

WHO WE SELL TO DIRECT MARKET RESELLERS (DMRs) SYSTEM INTEGRATORS, SOLUTION PROVIDERS THOUSANDS OF SMALLER VARS, MSP & CLOUD INTEGRATORS OVER 4,000 TRANSACTING CUSTOMERS

WHY WE WIN We find disruptive technology vendors and partner with them early – enables strong organic growth for years ahead. We are highly focused on our core vendors and can actively pitch their products, in comparison to large distributors that focus on volume of products that sell themselves. 10 © 2020 Climb Channel Solutions These products sell themselves These products do not Distributed by volume distributors Distributed by specialists Heard of them?

Financial Review

OUR RETURN TO DOUBLE-DIGIT GROWTH 2019/2020: Our Investments Are Paying Off New management team joins in 2018 Commits to reinvesting for growth Implements new vendor recruit plan Expands sales and marketing efforts 1) See appendix for reconciliation of this non-GAAP measure. $27.3M $27.1M $26.9M $30.0M $30.9M YE 2016 YE 2017 YE 2018 YE 2019 TTM @ March-2020 Annual Gross Profit (In 000’s) $10.9M $10.6M $9.2M $10.6M $11.4M YE 2016 YE 2017 YE 2018 YE 2019 TTM @ March-2020 Adjusted EBITDA 1 (In 000’s)

HIGHLY SCALABLE OPERATING MODEL Investments from 2018 have begun to materialize 45% 2019 Operating leverage drives MEANINGFUL IMPROVEMENTS TO BOTTOM LINE. Every incremental dollar of gross profit now generates ~40-50 CENTS IN Adjusted EBITDA 2017 2018 0% 0% 1) See appendix for reconciliation of this non-GAAP measure.

ASSET LIGHT AND HIGH ROIC ~1% of Gross Profit (2010 - 2019) is equal to Annual Capex LOW CAPITAL REQUIREMENTS ~22% Avg 2015 - 2019 HIGH RETURN ON INVESTED CAPITAL OPTION 1

Wayside’s Capital Allocation Top Priorities PRUDENT STEWARDS OF CAPITAL CapEx Disciplined CapEx spend Reinvestment in core verticals M&A Interwork Technologies acquisition closed Q2 2020. Continue to seek accretive transactions to expand our portfolio of offerings that meet our stringent ROIC requirements Dividends 15-year history Capital Allocation Opportunistic given multiple avenues for growth and profitability Investments in Core Business Investments in New Markets Strategic M&A Shareholder Returns

KEY TAKEAWAYS 16 © 2020 Climb Channel Solutions Emerging technology distributor filling a critical void in the value chain New management team with proven track record of execution in ~2 years Delivering sustainable double-digit growth on our top and bottom line (GP & AEBITDA) Foundation in place to become a leader in emerging tech distribution 3,500+ Transacting Customers 500+ Vendor Network ~40-50% GP → AEBITDA Flow Through 35% Effective Margin (2019)

KEY STATS1 Stock Price $23.85 $9.52/$25.50 52 WEEK LOW/HIGH 23,939 AVG. DAILY VOL. (3 MO.) 4.2M SHARES OUTSTANDING 77% PUBLIC FLOAT, EST. 54% INSTITUTIONAL HOLDINGS TRADING DATA @ (6/24/20) Enterprise Value $89.1M VALUATION MEASURES @ (6/24/20) Adjusted EBITDA $11.4M FINANCIAL HIGHLIGHTS2 (TTM @ 3/31/20) $226.5M NET SALES $30.9M GROSS PROFIT $6.2M NET INCOME $11.6M CASH & EQUIVALENTS Nil TOTAL DEBT $0.68 DIVIDEND PER SHARE $100.7M MARKET CAP 7.8x EV/TTM ADJ. EBITDA Source: Capital IQ. Financial highlights reflect results from the full year ended December 31, 2019. STOCK TREND RETURNING TO DOUBLE-DIGIT GROWTH (In $ Millions) $27.3 $27.1 $26.9 $30.0 $30.9 $10.9 $10.6 $9.2 $10.6 $11.4 FY16 FY17 FY18 FY19 TTM@ Mar-2020 Gross Profit Adj. EBITDA²

18 CONTACT © 2020 Climb Channel Solutions Investor Relations: Sean Mansouri, CFA or Cody Slach Gateway Investor Relations 1-949-574-3860 WSTG@gatewayir.com Company: Michael Vesey Chief Financial Officer 1-732-389-0932 michael.vesey@waysidetechnology.com

Appendix

MANAGEMENT TEAM & BOARD OF DIRECTORS Dale Foster Chief Executive Officer & Director Over 20 years of technology distribution industry experience Former president of Promark Technology, led emerging vendor division after Ingram Micro acquisition in 2012 Michael Vesey Chief Financial Officer More than 25 years of financial and accounting experience for public and private technology companies Holds a Master of Finance from Penn State University and is a licensed CPA Vito Legrottaglie Vice President and Chief Information Officer Substantial executive level experience in information systems and technology Former Vice President at Information Systems and Chief Technology Officer at Swell Commerce Inc. Charles Bass Vice President of Vendor Development, Climb Channel Solutions Over 26 years of sales, channel, marketing and business development experience Former Vice President of Channel Sales at Blue Medora and Vice President of Vendor Alliances and Marketing at Promark Technology Diana Kurty Independent Director Three decades of leadership experience in financial strategy, operations and controls Currently serves as a principal for Lumina Partners, was formerly the CFO of IEC Electronics and is a licensed CPA Jeffrey Geygan Chairman of the Board Significant experience in the financial services industry providing investment research and advisory services President and CEO of GVIC and former senior portfolio manager at UBS Financial Services Andrew Bryant Independent Director Extensive executive level experience in the technology distribution industry Former COO of Arrow Electronics (NYSE: ARW), previously held executive-level roles with Avnet (Nasdaq: AVT) John McCarthy Independent Director Substantial leadership experience in the technology industry driving innovation and managing growth Former CEO of Mainline Information Systems and previously held executive positions with EMC, StorageApps, CNT, MCData and Virtual Iron Ross Crane Independent Director Extensive senior executive experience in technology distribution, manufacturing and consumer electronic products Former CFO for Nexeo Solutions and Belkin Intl; senior level finance roles with Ingram Micro Carol DiBattiste Independent Director More than two decades of executive experience in information technology and data analytics Chief legal and compliance officer and corporate secretary at comScore, Inc. (Nasdaq: SCOR)

Adjusted EBITDA Reconciliation Net Income $ 5,901 $ 5,062 $ 3,538 $ 6,787 $ 6,160 Taxes 3,032 3,491 1,579 2,261 2,053 Depreciation and Amortization 296 477 482 488 449 Interest Expense - 67 37 58 67 EBITDA $ 9,229 $ 9,097 $ 5,636 $ 9,594 $ 8,729 Stock Comp 1,673 1,512 1,108 759 761 Legal and financial advisory expenses – unsolicited bid and related matters - - - 120 1,443 Acquisition-related costs - - - - 403 Separation expenses - - 2,446 100 100 Adjusted EBITDA $ 10,902 $ 10,609 $ 9,190 $ 10,573 $ 11,436 YE 2016 YE 2017 YE 2018 YE 2019 TTM @ March-2020 We define adjusted EBITDA, as net income, plus provision for income taxes, depreciation, amortization, share-based compensation, interest, legal and financial advisory expenses – unsolicited bid and related matters and acquisition related costs. We define effective margin as adjusted EBITDA as a percentage of gross profit. We provided a reconciliation of adjusted EBITDA to net income, which is the most directly comparable US GAAP measure. We use adjusted EBITDA as a supplemental measure of our performance to gain insight into our businesses profitability when compared to the prior year and our competitors. Adjusted EBITDA is also a component to our financial covenants in our credit facility. Our use of adjusted EBITDA has limitations, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under US GAAP. In addition, other companies, including companies in our industry, might calculate adjusted EBITDA, or similarly titled measures differently, which may reduce their usefulness as comparative measures.

Return on Invested CapitaL Reconciliation Stockholders' equity 38,659 37,611 38,712 40,573 45,256 Less: cash (23,823) (13,524) (5,530) (14,883) (14,984) Invested Capital 14,836 24,087 33,182 25,690 30,272 Average Invested Capital 19,462 28,635 29,436 27,981 YE 2015 YE 2016 YE 2017 YE 2018 YE 2019 We define return on invested capital as net income excluding separation expenses, net of taxes (a non-GAAP financial measure) divided by average invested capital. We define average invested capital as the average stockholders’ equity less cash. Net income excluding separation expenses, net of taxes 5,901 5,062 5,546 6,863 Average Invested Capital 19,462 28,635 29,436 27,981 Return on Invested Capital 30.3% 17.7% 18.8% 24.5% Average Return on Invested Capital 22.2% YE 2016 YE 2017 YE 2018 YE 2019 Reconciliation to average invested capital ($ thousands) Reconciliation to return on invested capital ($ thousands)

Marginal Profitability Reconciliation Adjusted EBITDA $ 10,609 $ 9,190 $ 10,573 Gross Profit $ 27,076 $26,920 $ 29,967 Change in Adjusted EBITDA (293) (1,419) 1,383 Change in Gross Profit (255) (156) 3,047 Marginal Profitability 45% YE 2017 YE 2018 YE 2019 We define marginal profitability as the change in adjusted EBITDA divided by the change in gross profit. We provided a reconciliation of adjusted EBITDA to net income, which is the most directly comparable US GAAP measure, above. We use marginal profitability as a supplemental measure of our performance to gain insight into our businesses profitability when compared to the prior year and our competitors. Our use of marginal profitability has limitations, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under US GAAP. In addition, other companies, including companies in our industry, might calculate marginal profitability, or similarly titled measures differently, which may reduce their usefulness as comparative measures.